                                                                    Exhibit 99.2


                                [CITIGROUP LOGO]

                    SPIN-OFF OF TRAVELERS PROPERTY CASUALTY

                                December 19, 2001

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

-    Citigroup intends to spin-off Travelers Property Casualty Corp.

     - Up to 20% of TAP to be sold in an Initial Public Offering in first quarter of 2002

     - Remaining equity of TAP will be spun off by year end on a tax-free basis to shareholders of Citigroup

-    Robert Lipp appointed Chairman and CEO of TAP

-    Continued relationship between Citigroup and TAP

     - Distribution: Citigroup will continue to market TAP's homeowners' and auto policies through PFS, Citifinancial, and Citibank

     - Investment advisory: Citigroup intends to provide ongoing investment advisory services to TAP



                                                              2 [CITIGROUP LOGO]

STRATEGIC IMPACT ON CITIGROUP
--------------------------------------------------------------------------------

-    Citigroup to focus on higher growth and return businesses

     - Continue objective to deliver double-digit earnings growth and 20%+ ROE to shareholders

-    Streamlines Citigroup's operations and management structure

- Travelers Life and Annuity to be retained by Citigroup as part of wealth management strategy

-    Citigroup ratings affirmed by S&P, Moody's and Fitch


                                                              3 [CITIGROUP LOGO]

CITIGROUP'S GROWTH RATE AND RETURNS
--------------------------------------------------------------------------------

                 INCOME GROWTH                    AVERAGE ROE

              CITI            15%             CITI            22%
              CITI EX-TAP     16%             CITI EX-TAP     23%
              TAP              8%             TAP             15%

              -------------------             -------------------
                1999-2001* CAGR               1999-2001* AVERAGE

N.B. Numbers exclude TAP losses related to the World Trade Center attacks of $490 million after-tax and include after-tax realized gains and losses for TAP ($70 million in 1999, $31 million in 2000, and $222 million in 2001).

*9 month 2001 results annualized


                                                              4 [CITIGROUP LOGO]

 TRAVELERS PROPERTY CASUALTY
--------------------------------------------------------------------------------

-    Creates leading independent property and casualty insurance company

     -    Experienced management team - CEO Robert Lipp

-    Facilitates TAP's ability to participate in industry consolidation

     -    Opportunity to participate independently in industry consolidation

     -    Strategic direction independent of Citigroup's


                                                              5 [CITIGROUP LOGO]

CITIGROUP FINANCIAL IMPACT
--------------------------------------------------------------------------------
($ in millions)

                                             FULL YEAR 2000          1-3Q 2001
                                             --------------          ---------
Citigroup Core Income                           $14,140               $10,707

TAP

Commercial Lines                                  1,093                   428
Personal Lines                                      307                   155
Realized Gains/Losses(1)                             31                   222
                                                -------               -------

Total TAP Income                                  1,431                   805(2)

% of Citigroup                                       10%                    8%

1. Reported in Citigroup's "Investment Activities"
2. Includes $490mm of after-tax reserves associated with September 11th events


                                                              6 [CITIGROUP LOGO]

The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Citigroup's actual results may differ materially from those included in the forward-looking statements. You are also directed to other risks and uncertainties discussed in documents filed by Citigroup and Travelers Property Casualty Corp. with the Securities and Exchange Commission.


                                                               [CITIGROUP LOGO]

                                [CITIGROUP LOGO]